Exhibit 77(q)(1)

Exhibits

(a)(1) Amendment No. 36 dated July 15, 2011 to the Amended and Restated Declaration of Trust of ING Mutual Funds (creation of ING Emerging Markets Equity Fund) — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement on Form N-1A filed on July 28, 2011 and incorporated herein by reference.

(a)(2) Amendment No. 37 dated January 12, 2012 to the Amended and Restated Declaration of Trust of ING Mutual Funds (creation of Class B shares of ING Emerging Markets Equity Fund) — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement on Form N-1A filed on February 27, 2012 and incorporated herein by reference.

(a)(3) Amendment No. 38 dated February 29, 2012 to the Amended and Restated Declaration of Trust of ING Mutual Funds (name change of ING International SmallCap Multi-Manager Fund to ING International Small Cap Fund) — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement on Form N-1A filed on February 27, 2012 and incorporated herein by reference.

(a)(4)   Plan of Liquidation and Dissolution of Series (ING International Capital Appreciation Fund) dated January 18, 2012 - Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement on Form N-1A filed on February 27, 2012 and incorporated herein by reference.

(e)(1)   Reduction Letter dated March 1, 2012 with regard to ING Value Choice Fund to the Investment Management Agreement dated September 23, 2002 between ING Mutual Funds and ING Investments, LLC - Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement on Form N-1A filed on February 27, 2012 and incorporated herein by reference.

(e)(2)   Termination Letter dated February 24, 2012 (ING Emerging Countries Fund) to the Sub-Advisory Agreement dated August 21, 2008 and amended and restated June 30, 2010 – Filed herein.

(e)(3)   Interim Sub-Advisory Agreement dated March 12, 2012 between ING Investments LLC and Delaware Management Company – Filed herein.

(e)(4)   Interim Sub-Advisory Agreement dated March 12, 2012 between ING Investments LLC and J.P. Morgan Investment Management Inc. – Filed herein.